Exhibit 31.2

                                       CERTIFICATION
                                       -------------

I, Steven W. Peterson,  the Chief Financial Officer of Mesa  Laboratories,  Inc.
(the "Company"), certify that:

1. I have reviewed this  quarterly  report on Form 10-QSB of Mesa  Laboratories,
Inc.;

2. Based on my  knowledge,  this  quarterly  report  does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not  misleading  with respect to the period covered by this quarterly report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included in this quarterly  report,  fairly present in all material respects the financial  condition,  results of operations  and cash flows of the small  business  issuer as of, and for, the periods  presented in this quarterly report;

4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and  internal  control  over financial  reporting (as defined in Exchange Act Rules  13a-15(f) and 15d-15(f))
for the small business issuer and have:

     a)  Designed  such  disclosure  controls  and  procedures,  or caused  such disclosure controls and procedures to be designed under our supervision, to ensure that material  information  relating to the small  business  issuer, including  its  consolidated  subsidiaries,  is made  known to us by others within those entities,  particularly during the period in which this report is being prepared;

     b) Designed such internal control over financial reporting,  or caused such internal  control  over  financial  reporting  to  be  designed  under  our supervision,  to provide reasonable  assurance regarding the reliability of financial  reporting  and  the  preparation  of  financial  statements  for
     external  purposes  in  accordance  with  generally   accepted   accounting
     principles;

     c) Evaluated the  effectiveness of the small business  issuer's  disclosure controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     d)  Disclosed  in this  report  any change in the small  business  issuer's internal  control over financial  reporting that occurred  during the small business  issuer's most recent fiscal quarter (the small business  issuer's fourth fiscal  quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the small business  issuer's  auditors and the audit committee of the small  business  issuer's  board of  directors  (or persons  performing  the equivalent functions):

     a) All significant  deficiencies  and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely  affect the small business  issuer's ability to record, process, summarize and report financial information; and

     b) Any fraud,  whether or not material,  that involves  management or other employees  who  have a  significant  role in the  small  business  issuer's internal control over financial reporting.

Date: November 12, 2003

                                   By:  /s/  Steven W. Peterson
                                        -----------------------
                                   Name:  Steven W. Peterson
                                   Title: Chief Financial Officer